DUNHAM FUNDS

Dunham Long/Short Credit Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Supplement dated August 2, 2019 to the Statutory Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated February 28, as amended May 2, 2019. This Supplement updates and supersedes any contrary information contained in the Prospectus and SAI.

Pursuant to an internal restructuring, Logan Circle Partners, L.P. (“Logan Circle”), Sub-Adviser to the Dunham Long/Short Credit Fund (the “Fund”), has merged with and into an affiliated company, MetLife Investment Advisors, LLC. Therefore, effective immediately all references to Logan Circle in the Prospectus and Statement of Information are deleted and replaced with MetLife Investment Advisors, LLC.

You should read this Supplement in conjunction with the Statutory Prospectus dated February 28, 2019, as amended May 2, 2019, the Summary Prospectus dated February 28, 2019, as amended August 2, 2019 and Statement of Additional Information dated February 28, 2019, as amended May 2, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).